UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2008
AMERICAN SKIING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13507	04-3373730

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1526 UTE BOULEVARD, SUITE 206, PARK CITY, UTAH 84098
(Address of principal executive offices)
Registrant’s telephone number, including area code: (435) 604-0786
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
          On August 31, 2008, William J. Fair, the President and Chief Executive Officer of American Skiing Company (the “Company”) and a member of the Company’s Board of Directors, resigned from employment with the Company and resigned from his position on the Board of Directors.
          In addition, also on August 31, 2008, Foster A. Stewart, Jr., the General Counsel, Senior Vice President and Secretary of the Company and a named executive officer of the Company, resigned from employment with the Company. Mr. Stewart will continue to serve as the Secretary of the Company until his resignation from that position or replacement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2008	American Skiing Company
	By:	/s/ Helen E. Wallace
		Name:	Helen E. Wallace
		Title:	Senior Vice President and Chief Financial Officer

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